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                             AIM FLOATING RATE FUND

                          Supplement dated May 1, 2002
                       to the Prospectus dated May 1, 2002

The Securities and Exchange Commission ("SEC") has adopted a rule that generally requires mutual funds that have names suggesting a focus in a particular type of investment, industry or geographic region to invest at least 80% of their assets in such investment, industry or geographic region. In accordance with the requirements of this new SEC rule and the underlying statutory purposes of the new rule, the Board of Trustees of the Fund has approved the changes to the fund's investment strategies described in this supplement.

The following information replaces in its entirety the second paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES":

         "The Fund will invest, normally, at least 80% of its Assets in interests in Corporate Loans and Corporate Debt Securities made to or issued by Borrowers (which may include U.S. and non-U.S. companies) that (i) have variable rates which adjust to a base rate, such as LIBOR, on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank. In complying with this 80% investment requirement, the Fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include credit-linked notes and collateralized loan obligations."

The following information is added after the fourth paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES":

         "In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets."

The following information replaces in its entirety the fifth paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES":

         "The Fund may invest up to 20% of its Assets in any of the following:
         (a) senior floating rate loans made and notes issued on an unsecured basis to Borrowers that meet the credit standards established by AIM and the Sub-advisor ("Unsecured Corporate Loans" and "Unsecured Corporate Debt Securities"); (b) secured or unsecured short-term debt obligations including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), money market instruments (such as certificates of deposit and bankers' acceptances), corporate and commercial obligations (such as commercial paper and medium-term notes) and repurchase agreements, none of which are required to be secured but all of which will be (or the securities of counterparties associated therewith will be) investment grade (i.e., rated Baa, P-3 or higher by Moody's or BBB, A-3 or higher by Standard & Poor's or, if unrated, determined to be of comparable quality in the judgment of the Sub-advisor; (c) fixed rate obligations of U.S. or non-U.S. companies that meet the credit standards established by AIM and the Sub-advisor and that the Fund expects to swap for a floating rate structure; (d) cash or cash equivalents; or (e) shares of money market investment companies advised by AIM or its affiliates ("Affiliated Money Market Funds"). In general, a purchase of investment company securities may result in the duplication of fees and expenses. With respect to the Fund's purchase of shares of Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds."




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The following information replaces in its entirety the sixth paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES":

         "Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions. Securities rated BBB or Baa (or comparable unrated securities) have speculative characteristics. Securities rated Baa, BBB, P-3, A-3 or higher (or comparable unrated securities) or cash will not exceed 20% of the Fund's Assets except (i) during interim periods pending investment of the net proceeds of public offerings of the Fund's securities; (ii) pending reinvestment of proceeds of the sale of a security; (iii) during the time Repurchase Offers are outstanding; and (iv) during temporary defensive periods when, in the opinion of the Sub-advisor, suitable Corporate Loans and Corporate Debt Securities are not available for investment by the Fund or prevailing market or economic conditions warrant. During such periods, the Fund's investments in Affiliated Money Market Funds will not exceed 25% of total assets. Investments in Unsecured Corporate Loans and Unsecured Corporate Debt Securities will be made on the same basis as investments in Corporate Loans and Corporate Debt Securities as described herein, except with respect to collateral requirements. To a limited extent, incidental to and in connection with its lending activities, the Fund also may acquire warrants and other equity securities."

The following paragraph is added after the sixth paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES":

         "For purposes of strategies described above, the term "Assets" means net assets, plus borrowings for investment purposes."

The changes noted above become effective July 1, 2002.